Financial risk management	12 Months Ended
Dec. 31, 2024
FINANCIAL RISK MANAGEMENT [Abstract]
Financial risk management	Financial risk management
The Company examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include credit risk, liquidity risk, market risk and other price risks. Where material, these risks are reviewed and monitored by the Board of Directors. The Company determines the fair value of its financial instruments as outlined in Note 20.

(a) Credit risk
Credit risk is the risk of an unexpected loss if a party to the Company’s financial instruments fails to meet its contractual obligations. The Company’s financial assets are primarily composed of cash and cash equivalents, and trade and other receivables. Credit risk is primarily associated with trade and other receivables; however, it also arises on cash and cash equivalents, foreign exchange forward contracts and fuel hedge swap contracts. To mitigate exposure to credit risk, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness, and to ensure liquidity of available funds.

The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company sells its gold exclusively to large international organizations with strong credit ratings. The historical level of customer defaults is minimal and, as a result, the credit risk associated with gold and copper concentrate trade receivables at December 31, 2024 is not considered to be high.
The Company’s maximum exposure to credit risk is as follows:

	Year ended December 31
(in millions of U.S. dollars)	2024	2023
CREDIT RISK EXPOSURE
Cash and cash equivalents	105.2	185.5
Trade and other receivables	26.2	16.3
Total financial instrument exposure to credit risk	131.4	201.8
A significant portion of the Company’s cash and cash equivalents is held in large Canadian financial institutions. Short-term investments (including those presented as part of cash and cash equivalents) are composed of financial instruments issued by Canadian banks with high investment-grade ratings and the governments of Canada and the U.S.
The Company employs a restrictive investment policy as detailed in the capital risk management section, which is described in Note 18.
The aging of trade and other receivables is as follows:

						As at December 31
(in millions of U.S. dollars)	0-30 days	31-60 days	61-90 days	91-120 days	Over 120 days	2024 Total	2023 Total
AGING TRADE AND OTHER RECEIVABLES
Rainy River	10.2	—	—	—	—	10.2	4.0
New Afton	16.6	—	—	—	—	16.6	10.8
Cerro San Pedro	(0.8)	—	—	—	—	(0.8)	0.5
Corporate	0.2	—	—	—	—	0.2	1.0
Total trade and other receivables(1)	26.2	—	—	—	—	26.2	16.3
1.For the year ended December 31, 2024 total trade and other receivables includes expected credit losses of $nil (2023 - $0.4 million).

The Company sells its gold and copper concentrate production from New Afton to three different customers under off-take contracts.
The Company is not economically dependent on a limited number of customers for the sale of its gold and other metals because gold and other metals can be sold through numerous commodity market traders worldwide.
(b) Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure and financial leverage, as outlined in Note 18.

The following table shows the contractual maturities of debt commitments. The amounts presented represent the future undiscounted principal and interest cash flows, and therefore, do not equate to the carrying amounts on the consolidated statements of financial position.

					As at December 31
(in millions of U.S. dollars)	< 1 year	1-3 years	4-5 years	After 5 years	2024 Total	2023 Total
DEBT COMMITMENTS
Trade and other payables	139.4	—	—	—	139.4	182.0
Long-term debt	—	400.0	—	—	400.0	400.0
Interest payable on long-term debt	30.0	60.0	—	—	90.0	120.0
New Afton free cash flow interest obligation	—	—	—	—	—	659.0
Rainy River gold stream obligation	44.0	89.0	54.6	69.9	257.5	217.0
Total debt commitments	213.4	549.0	54.6	69.9	886.9	1,578.0

The Company’s future operating cash flow and cash position are highly dependent on metal prices, including gold and copper, as well as other factors. Taking into consideration the Company’s current cash position, volatile equity markets, and global uncertainty in the capital markets, the Company is continually reviewing expenditures and assessing business opportunities to enhance liquidity in order to ensure adequate liquidity and flexibility to support its growth strategy, while continuing production at its current operations. A period of continuous low gold and copper prices may necessitate the deferral of capital expenditures which may impact the timing of development work and project completion, as well as production from mining operations. In addition, in such a price environment, the Company may be required to adopt one or more alternatives to increase liquidity.
(c) Currency risk
The Company operates in Canada. As a result, the Company has foreign currency exposure with respect to items not denominated in U.S. dollars. The three main types of foreign exchange risk for the Company can be categorized as follows:
(i) Transaction exposure
The Company’s operations sell commodities and incur costs in different currencies. This creates exposure at the operational level, which may affect the Company’s profitability as exchange rates fluctuate. This risk is partially mitigated by the foreign exchange forward contracts entered into throughout 2024. These foreign exchange forward contracts will continue into 2025.
(ii) Exposure to currency risk
The Company is exposed to currency risk through the following assets and liabilities denominated in currencies other than the U.S. dollar: cash and cash equivalents, investments, accounts receivable, accounts payable and accruals, reclamation and closure cost obligations. The Company has worked to manage its currency risk by entering into foreign exchange forward agreements.
The currencies of the Company’s financial instruments and other foreign currency denominated liabilities, based on notional amounts, were as follows:

As at As at December 31
(in millions of U.S. dollars)	2024	2023
CAD EXPOSURE TO CURRENCY RISK
Cash and cash equivalents	12.3	15.5
Trade and other receivables	4.5	6.3
Investments	5.1	7.1
Income tax receivable (payable)	(0.5)	0.4
Deferred tax asset	8.7	4.9
Trade and other payables	(99.8)	(126.2)
Deferred tax liability	(55.6)	(74.8)
Reclamation and closure cost obligations	(117.8)	(123.4)
Share units	(19.8)	(9.9)
Total exposure to currency risk	(262.9)	(300.1)
(iii) Translation exposure
The Company’s operations translate their operating results to U.S. dollars. Therefore, exchange rate movements in the Canadian dollar can have a significant impact on the Company’s consolidated operating results. A 10% strengthening (weakening) of the U.S. dollar against the following currencies would have increased (decreased) the Company’s net earnings from the financial instruments presented by the amounts shown below.

As at Year ended December 31
(in millions of U.S. dollars)	2024	2023
IMPACT OF 10% CHANGE IN FOREIGN EXCHANGE RATES
Canadian dollar	26.3	30.5
(d) Interest rate risk
Interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The majority of the Company’s outstanding debt obligations are fixed and are therefore not exposed to changes in market interest rates.

The Company is exposed to interest rate risk on its cash and cash equivalents. Interest earned on cash and cash equivalents is based on prevailing money market and bank account interest rates which may fluctuate. A 1.0% change in the interest rate would result in a difference of approximately $1.1 million in interest earned by the Company for the year ended December 31, 2024 (2023 - $1.9 million). The Company has not entered into any derivative contracts to manage this risk.
(e) Metal and Input Price Risk
The Company’s earnings, cash flows and financial condition are subject to price risk due to fluctuations in the market price of gold and copper.

For the year ended December 31, 2024, the Company’s revenue and cash flows were impacted by gold prices and copper prices. Metal price declines could cause continued development of, and production from, the Company’s properties to be uneconomic. There is a time lag between the shipment of gold and copper concentrate and final pricing, and changes in pricing can impact the Company’s revenue and working capital position.
Reserve calculations and mine plans using significantly lower gold, silver and copper prices could result in significant reductions in mineral reserve and resource estimates and revisions in the Company’s life-of-mine plans, which in turn could result in material write-downs of its investments in mining properties and increased depletion, reclamation and closure charges. Depending on the price of gold or other metals, the Company may determine that it is impractical to commence or, if commenced, to continue commercial production at a particular site. Metal price fluctuations also create adjustments to the provisional prices of sales made in previous periods that have not yet been subject to final pricing, and these adjustments could have an adverse impact on the Company’s financial results and financial condition. Any of these factors could result in a material adverse effect on the Company’s results of operations and financial condition.
The Company is also subject to price risk for fluctuations in the cost of energy, principally electricity and purchased petroleum products. The Company’s costs are affected by the prices and availability of commodities and other inputs it consumes or uses in its operations. The prices and availability of such commodities and inputs are influenced by inflation and supply and demand trends affecting the mining industry in general and other factors outside the Company’s control. Increases in the price for materials consumed in the Company’s mining and production activities could materially adversely affect its results of operations and financial condition. The Company’s short term exposure to changes in fuel prices have been reduced as the Company entered into fuel hedge swap contracts.
An increase in gold and copper prices would increase the Company’s net earnings whereas an increase in fuel and electricity prices would decrease the Company’s net earnings and vice versa. A 10% change in commodity prices and fuel and electricity prices would impact the Company’s net earnings as follows:

	Year ended December 31, 2024	Year ended December 31, 2023
(in millions of U.S. dollars)	Net Earnings	Net Loss
IMPACT OF 10% CHANGE IN COMMODITY PRICES
Gold price	71.6	62.0
Copper price	21.0	17.0
Fuel and electricity price	5.4	5.9